BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio

Supplement dated October 15, 2010 to the Statement of Additional Information dated May 1, 2010

The following changes are made to the Statement of Additional Information of BlackRock Balanced Capital Portfolio (the “Fund”), a series of BlackRock Series Fund, Inc.

The subsection entitled “Investment Management Arrangements — Portfolio Manager Information — Other Portfolios and Accounts Managed” is revised to add the following information with respect to the Fund as of October 8, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Fund and Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Balanced Capital Portfolio

Peter Stournaras	25	10	19	0	1	0
	$14.33 Billion	$2.75 Billion	$3.39 Billion	$0	$110.5 Million	$0

The subsection entitled “Investment Management Arrangements — Portfolio Manager Information — Portfolio Manager Compensation Overview” is revised to add the following information with respect to the Fund as of October 8, 2010:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Peter Stournaras	BlackRock Balanced Capital Portfolio	Lipper Multi-Cap Core Funds
	(equity portfolio)	classification

Shareholders should retain this Supplement for future reference.

Code # SAI-BCSF-1010-SUP